UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 12, 2017

Masco Corporation

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-5794	No. 38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 8.01 Other Events

Entry Into Underwriting Agreement

On June 12, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., on behalf of the several underwriters named therein in connection with the offer and sale of 3.500% Notes Due 2027 (the “2027 Notes”) and 4.500% Notes Due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”) in an underwritten public offering (the “Offering”). The Offering is expected to be completed on June 21, 2017. The Underwriting Agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

In connection with the Offering, the Company is filing the Underwriting Agreement as Exhibit 1.1 to this Current Report on Form 8-K, which is to be incorporated by reference in its entirety into the Company’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209514), including the prospectus contained therein (the “Registration Statement”).

Issuance of $600,000,000 of Notes

On June 21, 2017, the Company expects to consummate the issuance and sale of $300,000,000 aggregate principal amount of the 2027 Notes and $300,000,000 aggregate principal amount of the 2047 Notes, pursuant to the Underwriting Agreement. The 2027 Notes mature on November 15, 2027. The 2047 Notes mature on May 15, 2047. The Notes will be issued pursuant to the Indenture.

The Notes will be offered pursuant to the Registration Statement and a related prospectus supplement dated June 12, 2017.

The material terms and conditions of the 2027 Notes and the 2047 Notes are set forth in the resolutions establishing the Notes and the forms of global note filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein, and in the Indenture filed as Exhibit 4.b to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed on February 9, 2017.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated June 12, 2017, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and SunTrust Robinson Humphrey Inc., as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 3.500% Notes Due 2027 and form of global note

4.2	Resolutions establishing the terms of the 4.500% Notes Due 2047 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/S/ KENNETH G. COLE
Name:	Kenneth G. Cole
Title:	Vice President, General Counsel
and Secretary

Dated: June 15, 2017

EXHIBIT INDEX

1.1	Underwriting Agreement, dated June 12, 2017, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and SunTrust Robinson Humphrey Inc., as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 3.500% Notes Due 2027 and form of global note

4.2	Resolutions establishing the terms of the 4.500% Notes Due 2047 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)